                                                                    EXHIBIT 4.37

                                FOURTH AMENDMENT
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT

                 THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 10th day of February, 1998, among Chancellor Media Corporation of Los Angeles, a Delaware corporation (formerly known as Evergreen Media Corporation of Los Angeles) (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages hereto (collectively, the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank of Texas, N.A. and Union Bank of California (collectively, the "Managing Agents"), Toronto Dominion Securities (USA), Inc. (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent are parties to that certain Second Amended and Restated Loan Agreement dated as of April 25, 1997, as modified and amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997, as further modified and amended by that certain Second Amendment to Second Amended and Restated Loan Agreement dated as of August 7, 1997, as further modified by that certain Third Amendment to Second Amended and Restated Loan Agreement dated as of October 28, 1997 (as amended, the "Loan Agreement"); and

                 WHEREAS, the Borrower has requested the Administrative Agent, the Managing Agents, the Syndication Agent and the Lenders to agree to amend certain covenants in the Loan Agreement as more fully set forth herein;

                 NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

         1. Amendment to Article 1. Article 1 of the Loan Agreement, Definitions, is hereby modified by deleting the existing definition of "Non-Core Business" and by substituting the following therefor:

                          "'Non-Core Business' shall mean any business which is
                 not either the radio broadcasting business or the business of representing radio and television stations, cable television systems, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming."

         2.      Amendment to Article 5.

                  (a) Section 5.2 of the Loan Agreement, Business; Compliance with Applicable Law, is hereby modified and amended by deleting the entire section (other than the last sentence) and by substituting the following therefor:

                 "The Borrower and its Subsidiaries will (a) engage in the business of radio broadcasting and related businesses, in the business of representing radio and television stations, cable television systems, interactive Internet service providers, other broadcasters, publishers and purveyors of publicly accessible media and other business media and marketing entities in the sale of advertising and programming, and in holding securities of such businesses and any Non-Core Businesses, to the extent permitted by Section 7.6(g) and (h); and (b) substantially comply with the requirements of all material Applicable Laws."

                 (b) Section 5.9 of the Loan Agreement, Use of Proceeds, is hereby modified by adding the words "and Restricted Purchases" after the words "Restricted Payments" in subsection (i) thereof.

         3.      Amendments to Article 7.

                          Section 7.6 of the Loan Agreement, Investments,
Acquisitions and Asset Swaps, is hereby modified and amended by deleting subsection (c) thereof and by substituting the following therefor:

                 "(c)     The Borrower and its Subsidiaries may make
Acquisitions as follows:

                                  (i)      The Borrower or any of its
                 Subsidiaries may make Acquisitions with the prior written consent of the Required Lenders;

                                  (ii)     The Borrower or any of its
                 Subsidiaries may make one or more Acquisitions of broadcast radio stations in Top-50 Markets or in markets other than Top-50 Markets that are served by CRBC or its Subsidiaries as of the Merger Date;

                                  (iii)    The Borrower or any of its
                 Subsidiaries may acquire one or more groups of broadcast radio stations provided that at least fifty percent (50%) of the Broadcast Cash Flow of such group is contributed by radio broadcast stations from Top-50 Markets; and

                                  (iv)     The Borrower or any of its
                 Subsidiaries may acquire other businesses provided that such businesses are not Non-Core Businesses."

The remainder of Section 7.6(c), beginning with the words "Any Acquisition permitted above . . ." shall remain unchanged.

                 (b) Section 7.7 of the Loan Agreement, Restricted Payments and Purchases, is hereby modified and amended by adding the following new language to Section 7.7(b) at the end of such section but immediately prior to the semi-colon:

                 "plus (v) for the sole purpose of purchasing, redeeming, acquiring, or retiring the Borrower's preferred stock, additional funds made available to the Borrower through the issuance by the Parent Company after the date of this Fourth Amendment of additional equity, the proceeds of which are contributed as equity to the Borrower"

                 (c) Section 7.8 of the Loan Agreement, Leverage Ratios, is hereby modified and amended by deleting the entire section (other than the first sentence) and by substituting the following table in lieu thereof:

                                                               Senior Leverage            Total Leverage
                                                               ---------------            --------------
                      "Period Ending                              Covenant                   Covenant
                       -------------                              --------                   --------
 Agreement Date through December 31, 1998                       6.00 to 1.00               7.00 to 1.00
 January  1, 1999 through December 31, 1999                     5.50 to 1.00               6.00 to 1.00
 January 1, 2000 through December 31, 2000                      3.75 to 1.00               5.25 to 1.00
 January 1, 2001 and thereafter                                 3.50 to 1.00               5.25 to 1.00"

         4.      Amendment to Article 11.

         Article 11 of the Loan Agreement, Miscellaneous, is hereby modified and amended with respect to Section 11.5 thereof, Assignment, by adding the words, "grant participations in," after the words "each Lender may" in clause
(iv) of the proviso in the first sentence of subsection (b); by adding the following words to the end of existing clause (z) (2) of the fourth sentence of such subsection (b): "or, in the case of a participant that is an Affiliate of a Lender, an express representation by the participant that it is not purchasing such participation for any Plan and that it will not acquire any right to vote under this Agreement by virtue of such participation, . . ."; and by adding the following sentence at the end of such subsection (b): "For purposes of this Section 11.5(b), 'Affiliate' shall have its meaning set forth in Article 1 hereof, except that the words 'any Lender' shall be substituted for the words 'the Borrower' in the second line thereof."

         5. No Other Amendments or Waivers. Except for the amendments set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.

         6. Effectiveness; Conditions Precedent. Upon execution of this Amendment by the Required Lenders, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

                 (a) The representations and warranties of the Borrower under the Loan Agreement and of other obligors under the other Loan Documents shall be true and correct as of the date hereof, and no Default or Event of Default shall exist as of the date hereof; and

                 (b) The Administrative Agent's receipt of all such other certificates, reports, statements, or other documents as the Administrative Agent, any Managing Agent, or any Lender may reasonably request.

         7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         8. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         9. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Loan Agreement.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.


BORROWER:                                  CHANCELLOR MEDIA CORPORATION OF
                                           LOS ANGELES, a Delaware corporation


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Chief Financial Officer

                                                   Attest:
                                                            ------------------
                                                            Name:
                                                                  ------------
                                                            Its:  Vice President


ADMINISTRATIVE AGENT:                      TORONTO DOMINION (TEXAS), INC., a
                                           Delaware corporation

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Vice President



COLLATERAL AGENT:                          TORONTO DOMINION (TEXAS), INC., a
                                           Delaware corporation

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Vice President



ISSUING BANK:                              THE TORONTO-DOMINION BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Manager





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
Signature Page 1

MANAGING AGENTS                            TORONTO DOMINION (TEXAS), INC., a
AND LENDERS:                               Delaware corporation


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Vice President


                                           THE BANK OF NEW YORK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           NATIONSBANK OF TEXAS, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President


                                           UNION BANK OF CALIFORNIA


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           BANKERS TRUST COMPANY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           MERRILL LYNCH SENIOR FLOATING RATE
                                           FUND, INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Authorized Signatory





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Senior Vice President
                                                         & Director


                                           BANK OF AMERICA NT&SA

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           BANKBOSTON, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Director


                                           BANQUE PARIBAS, LOS ANGELES AGENCY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Group Vice President


                                           BARCLAYS BANK PLC


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Associate Director





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           COMPAGNIE FINANCIERE DE CIC ET DE
                                           L'UNION EUROPEENNE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           CREDIT LYONNAIS, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           CREDIT SUISSE FIRST BOSTON


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Director


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE DAI-ICHI KANGYO BANK, LTD.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           KEY CORPORATE CAPITAL INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           SOCIETE GENERALE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           BANK OF MONTREAL


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President


                                           CORESTATES BANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           FLEET NATIONAL BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant Vice President


                                           THE FUJI BANK, LIMITED, HOUSTON
                                           AGENCY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President & Manager


                                           THE LONG-TERM CREDIT BANK OF JAPAN,
                                           LIMITED, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Joint General Manager





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           MELLON BANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           PNC BANK, NATIONAL ASSOCIATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           SANWA BANK LIMITED


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE BANK OF NOVA SCOTIA


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Authorized Signatory


                                           THE SUMITOMO BANK, LTD.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President and
                                                        Manager


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           ABN-AMRO BANK, N.V. - HOUSTON AGENCY


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Group Vice President


                                           DRESDNER BANK AG, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant Treasurer


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           SUMMIT BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE TOKAI BANK, LIMITED


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant General
                                                        Manager





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           UNION BANK OF SWITZERLAND, NEW YORK
                                           BRANCH

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           WELLS FARGO BANK (TEXAS), NATIONAL
                                           ASSOCIATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Banking Officer


                                           BANK OF IRELAND


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Account Manager


                                           CAISSE NATIONALE DE CREDIT AGRICOLE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:  Senior Vice President/
                                                         Branch Manager


                                           CRESTAR BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           MERITA BANK, LTD., NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           NATIONAL CITY BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE ROYAL BANK OF SCOTLAND PLC


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           RIGGS BANK, N.A.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           THE SUMITOMO TRUST & BANKING CO.,
                                           LTD., NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           NATIONAL BANK OF CANADA


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Vice President


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Assistant Vice President


                                           CITY NATIONAL BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its: Senior Vice President


                                           SENIOR DEBT PORTFOLIO


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           BANK OF SCOTLAND


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           NATEXIS BANQUE


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------






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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           HELLER FINANCIAL, INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           BEAR STEARNS INVESTMENT PRODUCTS,
                                           INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           GULF INTERNATIONAL BANK B.S.C.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           LEHMAN COMMERCIAL PAPER, INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           BZW


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           THE CHASE MANHATTAN BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------






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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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

                                           THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           THE MITSUBISHI TRUST AND BANKING
                                           CORPORATION

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           CITIBANK, N.A.

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           FIRST UNION NATIONAL BANK


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           OCTAGON CREDIT INVESTORS LOAN
                                           PORTFOLIO (a unit of The Chase
                                           Manhattan Bank)


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           KZH-ING-1 CORPORATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           PARIBAS CAPITAL FUNDING LLC


                                           By:
                                                   ---------------------------





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
                                                  Name:
                                                         ---------------------
                                                  Its:
                                                         ---------------------

                                           PRIME INCOME TRUST

                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           CYPRESSTREE INVESTMENT MANAGEMENT,
                                           INC.


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           FIRSTRUST


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------


                                           COMMERCIAL LOAN FUNDING TRUST I


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------






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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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
                                           GENERAL ELECTRIC CAPITAL CORPORATION


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------



                                           COMMERZBANK AG, NEW YORK BRANCH


                                           By:
                                                   ---------------------------
                                                   Name:
                                                         ---------------------
                                                   Its:
                                                         ---------------------





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FOURTH AMENDMENT TO CHANCELLOR LOAN AGREEMENT
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